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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 6, 2002
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                                PERKINELMER, INC.
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               (Exact Name of Registrant as Specified in Charter)


DELAWARE                             1-5075                  04-2052042
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(State or Other Jurisdiction         (Commission             (IRS Employer
of Incorporation)                    File Number)            Identification No.)


      45 WILLIAM STREET, WELLESLEY, MASSACHUSETTS          02481
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       (Address of Principal Executive Offices)          (Zip Code)


       Registrant's telephone number, including area code: (781) 237-5700
                                                           --------------


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On December 6, 2002, PerkinElmer, Inc., a Massachusetts corporation, announced that, in connection with its previously announced cash tender offer and consent solicitation relating to its 6.80% Notes due October 15, 2005, it has received the requisite consents to amend the indenture under which the 6.80% notes were issued to eliminate substantially all of its restrictive covenants. These amendments will be effective as to all 6.80% notes, including those that are not purchased in the tender offer, if and when the tender offer is consummated. PerkinElmer solicited the consents in connection with PerkinElmer's previously announced plans to refinance its existing debt. Approximately $108 million, or 94%, in aggregate principal amount of the outstanding 6.80% notes, and the consents related thereto, had been tendered at or before 5:00 p.m., New York City time, on Friday, December 6, 2002, the consent date. The 6.80% notes and related consents tendered as of the consent date may not be revoked.

     PerkinElmer's obligation to complete the tender offer and consent solicitation relating to its 6.80% notes is subject to a number of conditions, including PerkinElmer's receipt of funding under its previously announced refinancing plan.

     PerkinElmer is filing this current report on Form 8-K for the purpose of filing with the Securities and Exchange Commission its press release dated December 6, 2002 announcing its receipt of the requisite consents to amend the indenture under which the 6.80% notes were issued.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

EXHIBIT NO.          DESCRIPTION
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99.1                 Press Release, dated December 6, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PERKINELMER, INC.


Date:  December 6, 2002                 By: /s/ Terrance L. Carlson
                                           -----------------------------------
                                           Terrance L. Carlson
                                           Senior Vice President,
                                           General Counsel and Clerk




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                                  EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION
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99.1               Press Release, dated December 6, 2002.